Supplement dated September 18, 2020
to the following Statement of Additional Information (SAI):
SAI	SAI Dated
Columbia ETF Trust I and Columbia ETF Trust II	8/1/2020
Effective immediately, the definition of “Creation Unit” under the subsection “Glossary” in the "SAI Primer" section of the SAI is hereby superseded and replaced with the following:
Creation Unit	An aggregation or block of shares that each Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units, which can vary by size (number of Shares) from Fund to Fund. A Fund’s Creation Unit size is disclosed in its prospectus.
The rest of the section remains the same.
Effective immediately, the second paragraph under the subsection “ETF Overview” in the “About the Trusts" section of the SAI is hereby superseded and replaced with the following:
Unlike conventional mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units, which can vary in size (number of Shares) from Fund to Fund. A Fund’s Creation Unit size is disclosed in its prospectus. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_008_(09/20)